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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): SEPTEMBER 8, 1998
                                                         -----------------



                            PENSKE MOTORSPORTS, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)





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
             DELAWARE                             0-28044                            51-0369517
             --------                             -------                            ----------
  (State or Other Jurisdiction of         (Commission File Number)          (IRS Employer Identification
          Incorporation)                                                              Number)

     13400 WEST OUTER DRIVE                                                         48239-4001
    ----------------------                                                          ----------
          DETROIT, MI                                                         (Including Zip Code)
          -----------
   (Address of Principal Executive
             Offices)

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                                  313-592-8255
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
                                 --------------
               (Former Name or Address, If Changed From Last Report)


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ITEM 5.   OTHER EVENTS

On September 8, 1998, Penske Motorsports, Inc. issued a press release announcing among other things, its plan to repurchase, from time to time, up to $10 million shares of the Company's common stock in open market transactions pursuant to a stock repurchase program. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS:
         Financial Statements are not required

(b)      PRO FORMA FINANCIAL INFORMATION:
         Pro Forma financial information is not required

(c)      EXHIBITS:

         Exhibit 99.1 - Press Release of Penske Motorsports, Inc., dated September 8, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     September 8, 1998          PENSKE MOTORSPORTS, INC.


                                      By:  /s/ Robert H. Kurnick, Jr.
                                         -----------------------------------
                                               ROBERT H. KURNICK, JR.

                                      Its:     SENIOR VICE PRESIDENT
                                               AND SECRETARY



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                                  EXHIBIT INDEX
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
    EXHIBIT                     DESCRIPTION OF EXHIBIT                   SEQUENTIAL PAGE
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    NUMBER                                                                    NUMBER
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     EXHIBIT 99.1                Press  Release of Penske  Motorsports,
                                 Inc., dated September 8, 1998.